Exhibit 99.1
Sandler O'Neill & Partners, L.P. 2009 East Coast Financial Services Conference November 12, 2009 November 12, 2009 November 12, 2009 November 12, 2009 November 12, 2009

FORWARD-LOOKING INFORMATION During the course of our remarks today, you will hear us make certain predictive statements regarding our plans and strategies and anticipated financial effects to assist you better in understanding our company. These forward looking statements about future results are subject to risks and uncertainties. Refer to our periodic reports on file with the SEC and the slides at the end of this presentation regarding forward- looking statements for further detail in this regard.

WINTRUST FINANCIAL C O R P O R A T I O N Questions Who We Are Strategy &Tactics Commercial Initiative Market Share Position Financial Review De Novo Growth and Acquisitions Brands and Locations

Who We Are Seventeen year-old community focused banking organization with approximately $12.1 billion in assets. Fifteen community banks with strong ties to local residents and business leaders in the Chicago and Milwaukee metropolitan markets. 9 charters started since 1991 and 7 bank acquisitions since the 4th qtr 2003. (One of the acquisitions was an in-market transaction and it was merged recently with an existing Bank charter.) 78 existing banking locations Vast majority of customers don't even know Wintrust exists-by design...but changing.

Who We Are Significant wealth management operation (Approximately $7 billion in assets under administration) through the 78 year old Wayne Hummer Companies acquired in 2002. Provide brokerage, asset management and trust capabilities to our retail and commercial customer bases. Two commercial finance companies which provide loan production to optimize banks' balance sheets. Allows us to be asset driven and therefore aggressive in our continued acquisition of market share. Wintrust Mortgage Corporation, acquired in 2004, and recently augmented by the acquired assets of Professional Mortgage Partners, provides mortgage production capabilities throughout the United States. Has enhanced our Banks' product capabilities and delivery systems in the retail mortgage arena.

Consistent strategy for eighteen years - though the last three years have required a temporary change in tactics Serve markets in Chicago and Milwaukee areas. Currently operating in the higher net worth areas of those markets. Have taken advantage of consolidation to grow quickly Position ourselves as the local alternative to the "Big Banks" We know our communities extremely well We promote community banking through personalized service, creative marketing and employee involvement Our strategy is to keep our market share regardless of any new competition Who We Are - Core Strategy

Wintrust Banking & Wealth Management Locations

Core Strategy - Operating Tenets Operate at 85% to 90% loan-to-deposit ratio thereby providing for adequate liquidity Generate about two-thirds of loan volume from banks with remaining coming from asset generation niches First Insurance Funding P & C Life Insurance Tricom - Temporary help industry processing and financing Other niches (airplanes, housing associations, franchise lending, mortgage warehouse lending -- to name a few) Maintain consistent, conservative credit standards Manage risk through diversification of portfolio and decentralized structure Keep "nuisance fees" to a minimum, if at all Always offer same or better products with same or better delivery systems and differentiate with service Use technology as the great competitive equalizer

Core Strategy - Deposits Philosophy has always been to create and maintain a strong, diversified right hand side of the balance sheet Recent markets have proven the value of that approach Franchise is built on core deposits with approximately 92% of our deposit base being directly generated through our customers We concentrate heavily on deposit market penetration with the goal of being in the top two in both deposit market share and household penetration

Deposit Market Share-Chicago MSA As of June 30, 2009 and 2008 At June 30, 2009 At June 30, 2008 In-market Deposit In-market Deposit Deposit Market Deposit Market Bank Holding Company Dollars Share % Dollars Share % JP Morgan Chase & Co. ** $ 45.0 BB 15.8% $40.6 BB 14.9% Bank of America ** $ 33.2 BB 11.7% $36.1 BB 13.3% Bank of Montreal ** $ 24.4 BB 8.6% $26.3 BB 9.6% Northern Trust Corporation $ 13.3 BB 4.7% $12.2 BB 4.5% PNC Financial Services Group** $ 11.3 BB 4.0% $11.8 BB 4.3% Citigroup, Inc. ** $ 9.9 BB 3.5% $ 7.7 BB 2.8% Wintrust Financial Corp. $ 8.7 BB 3.1% $ 7.3 BB 2.7% Fifth Third Bancorp ** $ 8.6 BB 3.0% $ 8.4 BB 3.1% Source: FDIC Website - Summary of Deposits as of June 30, 2009 and 2008 Market share data is for the Chicago Metropolitan Statistical Area ** - Corporate Headquarters is out-of-state

Focus on community banks in areas not currently served Within 11/2 hours of Wintrust headquarters Includes Chicago suburbs and SE Wisconsin Focus on entities with existing management that wishes to continue to grow the business Consider non-bank acquisitions in the earning asset and wealth management areas that complement our existing franchise or add/improve customer products and services Focus on earnings accretion and improvement in franchise value of the Company Have recently begun to evaluate assisted and unassisted deals Strategy - Expansion Philosophy

Temporary Change in Tactics The aforementioned philosophy resulted in compound growth rates north of 20% for most of our vital statistics for the first fourteen years of our existence. Then the environment changed and we were forced to temporarily change our tactics.

Banking Environment Caused Temporary Change in Tactics In the first quarter of 2006, we saw a dramatic change in the overall banking environment Disadvantageous yield curve Loosened credit standards Credit spreads moved to unacceptable levels Profitable growth at acceptable risk levels was taken away ^ a tough occurrence for all banks but especially a growth oriented bank like ourselves It was apparent to us that a negative credit cycle was soon to be upon us Good news-bad news-we were correct

The Perfect Storm What We Expected Increased credit costs Possible liquidity crisis Bank stock multiples to decrease drastically as earnings plummet and the industry moves out of favor Capital raising difficulties Market disarray and dislocation

The Perfect Storm What We Expected Opportunities for those with dry powder Lending opportunities Acquisition opportunities for bruised banks and asset generators Need to be first out ^ cannot be burdened by a troubled loan portfolio, lack of funding or capital "It's times like this where money returns to its rightful owners"

Our Response - The "Rope-a-Dope" Strategy No change in loan underwriting - do not chase the herd!! Slow growth Shrink larger banks (run-off of CD-only customers) Grow newer banks Reduce relative cost of funds Discipline Mix Get paid for making loans - hand out credit with an eye dropper Control expenses Hunker down and ride it out

Rope-a-Dope Interim Report Card 2008 and 2009 YTD Results Earnings For 2008 the 13 publicly traded bank holding companies in our market area, 5 were profitable and 8 lost money. We were in the 5! YTD 2009, 3 showed profits, one was out of business and 9 lost money. We are in the 3! Net Charge-offs For 2008, net charge-offs to average loans for the competitor group was 1.98% (1.46% if you eliminate the one Industrial Charter) - Wintrust was 0.51% YTD 2009, the group averaged 2.60% while Wintrust recorded 1.66%

Rope-a-Dope Interim Report Card 2008 and 2009 YTD Results NPA's At year end 2008, NPA's as a percent of assets for the group stood at 4.74% (3.24% sans Industrial Charter) - Wintrust was 1.58% At 9/30/09, NPA's for the group were 4.57% while Wintrust was at 2.24% Relatively speaking, and knock on wood, we are weathering the storm relatively well

Timing and TARP Capital was always key in the timing as to when to move off of our defensive strategy. Unwilling to dilute shareholders In the third quarter of last year and in anticipation of this move, we raised $50 million of convertible preferred stock through a private placement. This capital provided us with a cushion to our already well capitalized position as well as the capacity to slowly get back on offense. Immediately after closing, the TARP program was announced. We applied and received $250 million in the last weeks of 2008. TARP funds are providing for a head start in our plans.

Time to Come off the Ropes- But Cautiously Aided by $300 million of new capital, we began "coming off the ropes" in the 4th quarter 2008. Loans grew $1.3 billion since 12/31/08 (includes loans securitized in the 3rd Quarter) Deposits grew $1.5 billion since 12/31/08 The above growth was accomplished at pricing commensurate with the times - that is, on our terms. Good Loans are made in Bad Times

Time to Come off the Ropes- But Cautiously As anticipated, tremendous market dislocation, competitive disarray, and non-bank de- leveraging are affording numerous opportunities to those with dry powder. Our loan pipeline is strong but we are obviously being more discerning than usual: Commercial relationships "Rebound" real estate Niche lending People Pipeline is strong Purchase of AIG Life Insurance Premium Finance portfolio

Purchase of Life Insurance Premium Finance Loan Portfolio On July 28, 2009, First Insurance Funding Corp. entered into an Asset Purchase Agreement with American International Group, Inc. ("AIG"), pursuant to which FIFC purchased a portfolio of domestic life insurance premium finance loans and certain related assets from indirect wholly-owned subsidiaries of AIG. The purchased portfolio had an aggregate unpaid principal balance of approximately $949.3 million for which FIFC paid an aggregate purchase price of $685.3 million. Resulting discount of $264.0 million. On October 2nd, FIFC purchased an additional $83.4 million of additional life insurance premium finance assets for $60.5 million . Resulting in additional purchase discount of $22.9 million.

Characteristics of Purchased Life Insurance Premium Finance Loan Portfolio Generally used for estate planning purposes of high net worth borrowers Generally collateralized by the cash surrender value of life insurance policies, letters of credit, annuities, cash and marketable securities. Purchased portfolio consisted of approximately 550 loans with an average remaining expected life of 5 to 7 years (although some loans may have longer lives). Purchased portfolio generally prices at an average spread of approximately 1.9% over the 1-year LIBOR rate existing at the re- pricing date and before the accretion of the purchase discount. The historical net charge-off ratio of the purchased portfolio has been less than 0.1% of the outstanding principal balance.

Purchase of Life Insurance Premium Finance Loan Portfolio -Discount Recognition Summary of July and October 2009 Purchases (1) $14.5 million of the bargain purchase gain is recognizable in the 4th quarter of 2009 and the remaining unrecognized bargain purchase gain is recognizable subject to the receipt of required third party consents. (2) Third party consents were received and funds were released from escrow. (3) An additional $1.8 million of gain was recognized in 3Q09 in conjunction with the establishment of a customer list intangible asset.

Securitization On September 11, 2009 Wintrust's indirect, wholly-owned subsidiary, FIFC Premium Funding I, LLC (the "Issuer"), closed on the sale of $600,000,000 aggregate principal amount of its Series 2009-A Premium Finance Asset Backed Notes, Class A (the "Notes"). The Notes were issued in a securitization transaction sponsored by First Insurance Funding Corp. The Notes bear interest at an annual rate equal to one-month LIBOR plus 1.45% and have an expected average term of 2.93 years, and are rated Aaa by Moody's and AAA by Standard & Poor's The Notes were eligible collateral under the Federal Reserve Bank of New York's Term Asset-Backed Securities Loan Facility ("TALF"). Additional premium finance loans will be transferred from time to time by FIFC to FIFC Funding, I LLC (the "Depositor") and by the Depositor to the Issuer. As FIFC transfers loans to the Depositor in the fourth quarter, additional gains should be recognized. As a result of this transaction the Company recognized a gain of $3.6 million in the third quarter of 2009. A total of $695 million in premium finance property and casualty receivables were initially transferred into the securitization. The Company retained interests of approximately $84 million and a sellers interest in loans of $11 million. The Notes are currently accounted for as an off-balance sheet transaction for the Company. However, the Notes will be accounted for as an on-balance sheet financing transaction beginning on January 1, 2010 The transaction provided the Company with additional liquidity and some regulatory capital relief.

Third Quarter Results The Company recorded net income of $32 million ($1.07 per share). YTD net income was $45 million ($1.25 per share) Third quarter results were aided by the bargain purchase gain associated with the life insurance premium finance transaction, the majority of which was offset by credit expenses. NPA's decreased by approximately $24 million (netting a $17 million administrative past due which cleared in early October) Core earnings (before taxes, credit expenses and bargain purchase gains) increased to an annualized run rate of $172 million.

A Word on Reserve Levels The reserve for credit losses stands at $98 million or 1.19% of loans. Adding credit discounts on purchased assets, reserve coverage equals 1.62% of loans. Company uses a thorough, loan by loan process in building its reserve

Annual "Pre-tax Pre-Credit Costs" Earnings 2000 2001 2002 2003 2004 2005 2006 2007 2008 4TH QTR '08 1ST QTR '09 2ND QTR '09 3RD QTR '09 Pre-tax Pre-Provision Earnings 21503 37029 52816 70343 87185 111626 111298 98703 88082 71296 106412 139104 171844 (in 000s) (Qtrs are Annualized) Amounts exclude "Bargain Purchase" gain

Expected Earnings Improvements Pre-Tax Subject to market and other conditions, including interest rate environments, credit loss costs, special FDIC assessments and other factors influencing growth, pre-tax, pre-provision earnings could benefit from the following: Continued Margin Improvement Deposit Re-pricing - $30 Million +/- Liquidity Re-deployment - $30 million +/- Growth at historical levels Assume approximately $20 million +/-

Annual "Pre-tax Pre-Credit Costs" Earnings 2000 2001 2002 2003 2004 2005 2006 2007 2008 4TH QTR '08 1ST QTR '09 2ND QTR '09 3RD QTR '09 PRO FORMA Pre-tax Pre-Provision Earnings 21503 37029 52816 70343 87185 111626 111298 98703 88082 71296 106412 139104 171844 252000 (in 000s) (Quarters are Annualized) Pro-forma amounts are illustrative of assumptions from prior slides and are not deemed to be formal projections. Market and other conditions could have material impacts on the pro-forma amount. Amounts exclude "Bargain Purchase" gain

Goals for the Remainder of 2009 Continue to concentrate on core earnings Clear the "junk" off the balance sheet Continue to scour the market for dislocated assets Continue to add to management Maintain disciplined core growth Start 2010 with strong core earnings and a relatively clean balance sheet We will selectively look at expansion opportunities. Assisted deals are tougher than the market thinks.

Summary Our goal is to take advantage of current market opportunities to increase earnings and continue to build the core franchise. Hopefully this will result in a higher stock price. Retire TARP when it makes sense to do so. Opportunities are abundant.......

Financial Results

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 Bank and Trust Subsidiaries 2 2 3 4 5 6 7 8 9 10 10 14 16 22 23 23 23 22 23 Banking Offices 1 1 3 5 11 14 17 21 24 28 29 31 36 50 62 73 77 79 78 Historical Growth

Banking Locations 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q09 Internal 1 1 3 5 11 14 17 21 24 28 29 31 32 40 45 51 56 58 58 Acquisition 4 10 17 22 21 21 20

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 Crystal Lake 7 40 Total 52 83 189 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9572 9369 10658 12136 Barrington 11 72 105 Libertyville 35 76 124 174 North Shore 44 105 169 266 287 Hinsdale 23 67 115 167 223 254 Lake Forest 8 49 96 143 195 270 380 408 Total Assets (in millions)

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 7 40 Internal Growth 52 83 189 354 471 706 1053 1348 1650 2074 2676 3619 4450 5399 6456 7363 7098 8387 9865 Acquired Growth 29 29 29 103 297 1020 1721 2209 2271 2271 2271 Asset Growth - Internal / Acquired (in millions)

Asset Growth of Banks by Year 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 Lake Forest 8 49 96 143 195 270 380 441 499 581 667 897 1087 1256 1334 1458 1504 1654 1846 Hinsdale 0 23 67 115 167 223 281 350 401 508 642 746 887 980 1401 1270 1314 1467 North Shore 0 44 105 169 266 294 360 450 563 771 871 938 949 997 943 1065 1298 Libertyville 0 35 76 124 186 219 287 355 479 587 758 844 933 973 1032 1063 Barrington 0 11 72 120 177 241 314 447 553 688 788 876 789 818 972 Crystal Lake 0 7 53 89 125 184 297 429 479 500 580 555 608 663 Northbrook 0 22 86 185 255 572 694 745 668 741 846 Advantage 114 150 230 278 289 327 394 492 Village 80 99 173 604 635 564 642 796 Beverly 0 84 134 161 162 234 292 Wheaton 125 157 310 315 394 473 Town 308 396 474 571 644 680 SBOTL 502 549 570 573 637 707 Old Plank 111 171 227 303 St. Charles 54 102 172 260 (in millions) 3Q09

Consolidated Net Income (before Preferred Dividends, in 000s) 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q08 3Q09 -2236 1497 -973 4846 6245 9427 11155 18439 27875 38118 51334 67016 66493 55653 20488 18533 44902 West 31.6 2606 North 43.9 YTD

EPS Growth 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Annual 0.4 0.49 0.73 0.83 1.27 1.6 1.98 2.34 2.75 2.56 2.24 0.76 Quarterly 0.07 0.09 0.1 0.13 0.08 0.08 0.17 0.16 0.15 0.18 0.2 0.21 0.23 0.24 0.07 0.29 0.29 0.32 0.33 0.33 0.4 0.37 0.4 0.43 0.45 0.49 0.53 0.52 0.54 0.58 0.6 0.62 0.68 0.53 0.8 0.75 0.76 0.69 0.56 0.57 0.57 0.62 0.4 0.65 0.4 0.47 -0.13 0.02 0.06 0.06 1.07 North Annual Quarterly

Revenue Growth by Quarter (excluding Bargain Purchase Gain in 3Q09) 1Q97 2Q97 3Q97 4Q97 1Q98 2Q98 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3q09 Net Int Inc 5252 6789 7340 7391 8004 8910 9873 9977 10816 11598 12222 13098 13868 14819 15640 16643 17276 18015 19130 19593 22168 24417 25415 26128 26604 28328 31892 33669 36508 36720 39091 45505 49913 53882 55969 56993 57164 61242 65115 65366 64670 65255 66187 65438 61742 59400 60680 62745 64782 72497 87663 Non-int inc 1592 928 1102 1211 1683 1989 2009 2394 2308 2118 2017 3365 4278 4504 4493 5031 6850 7391 7101 7456 12752 13771 15957 18192 17743 19105 18443 17301 18686 21495 21447 23825 24380 16541 28492 24144 28725 24293 18776 19439 19733 20850 11537 27968 24556 33604 22130 19372 36427 45452 37618 North - Net interest income - Non-interest income (in 000s)

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD09 Net Interst Margin 0.0335 0.0296 0.0291 0.0341 0.0343 0.0354 0.0366 0.0349 0.0334 0.032 0.0317 0.0316 0.031 0.0311 0.0281 0.0298 Net Interest Margin (fully taxable equivalent)

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD09 Net Overhead Ratio 0.0357 0.0201 0.0271 0.026 0.0236 0.02 0.0213 0.0159 0.0141 0.0122 0.013 0.0139 0.0154 0.0172 0.016 0.0025 Efficiency Ratio 0.8603 0.7975 0.6863 0.7233 0.6366 0.6641 0.6352 0.6445 0.6397 0.6696 0.7106 0.7292 0.5515 Net Overhead Ratio & Efficiency Ratio

LFBT HBT LBT NSCBT BBT NBT SBOTL VBT TOWN CLBT ANB WBT OPTCB BVBT SCB Average Assets 1543379 1241484 973234 956822 804156 688380 608415 592609 589865 571492 363002 336655 187319 186812 124521 Efficiency Ratio 0.4132 0.5978 0.4659 0.7426 0.5828 0.5644 0.6034 0.5515 0.6608 0.5155 0.9799 0.6851 1.6022 0.8421 1.3683 Individual Bank Efficiency Ratios - 2008 Bank only efficiency ratios, excluding impact of non-bank subsidiaries (in 000s)

Loan Portfolio Composition As of September 30, 2009 - $8.3 Billion (excludes loans held for sale) Comm'l CRE Premium Finance Other Niches Res. Real Estate Home Equity Other Loan comp 0.17 0.41 0.22 0.04 0.04 0.11 0.01 Commercial Premium Finance Res. R/E Home Equity Other Other Niches Commercial Real estate

Ending Loan-to-Deposit Ratio (excludes loans held for sale) 1996 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 BV per share 0.872 0.827 0.851 0.852 0.775 0.826 0.91 0.91 0.8404

Non-Performing Assets to Total Assets 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 Core NPA/TA 0 0.0017 0.0007 0.0016 0.0021 0.0016 0.000676 0.001402 0.0013 0.003 0.0011 0.0019 0.0025 0.0059 0.0138 0.0218 NPA/TA 0.0001 0.0041 0.0025 0.004 0.0045 0.0041 0.0046 0.0048 0.0034 0.0051 0.0029 0.0034 0.0039 0.0081 0.0158 0.0224 Total Assets 354 471 706 1053 1348 1679 2103 2705 3722 4747 6419 8177 9572 9369 10658 12136 Assets in millions Peer Group-2003 = 0.58% Peer Group-2004 = 0.45% Peer Group-2005 = 0.42% Peer Group-2006 = 0.43% Peer Group-2007 = 0.80% Peer Group-2008 = 1.94%

Net Charge-offs to Total Loans 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD09 Net Charge-offs/Average Loans 0.0018 0.002 0.0031 0.0031 0.0028 0.0019 0.0024 0.0026 0.0024 0.0018 0.0007 0.001 0.0009 0.0016 0.0051 0.0166 Total Loans 194 258 493 713 992 1278 1558 2061 2556 3298 4348 5214 6496 6802 7621 8275 Loans In millions Peer Group-2003 = 0.33% Peer Group-2004 = 0.21% Peer Group-2005 = 0.18% Peer Group-2006 = 0.15% Peer Group-2007 = 0.27% Peer Group-2008 = 1.10% 0.31%

Credit Loss Reserve Analysis Non- Non- Performing Performing Loans, net Loans (%) Community Banking $6,362,044 $202,567 3.18% Indirect Consumer 115,528 1,285 1.11% Premium Finance Rec. 1,797,685 27,807 1.55% Total $8,275,257 $231,659 2.80% $5,229 2003 Calendar Year Net Charge-offs $5,450 9/30/09 Credit Loss Reserves: $ 98,225 $ 36,195 $134,420 2004 Calendar Year Net Charge-offs $2,722 2005 Calendar Year Net Charge-offs $4,921 2006 Calendar Year Net Charge-offs As of September 30, 2009 2007 Calendar Year Net Charge-offs $10,871 2008 Calendar Year Net Charge-offs $36,970 2009 Annualized Net Charge-offs $136,609 Credit Loss Reserves Credit Discount on Acq.

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 Capital Growth 14583 11291 17227 25366 40487 42620 68790 75205 92947 102276 141278 227002 349837 473912 627911 773346 739555 784699 822021 Preferred 0 0 0 0 0 0 0 0 0 0 281873 284061 Trust Pfd 31050 31050 51050 51050 50894 96050 204489 230458 249828 249662 249515 249493 Sub Debt 25000 50000 50000 50000 75000 75000 70000 65000 Financial Overview - Capital Components (in millions) - Common Shareholders Equity - Trust Preferred Securities - Subordinated Debt - Preferred Securities

Financial Overview - Common Book Value Per Share 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 3Q09 BV per share 5.65 6.15 7.06 7.92 9.72 13.19 17.43 21.81 26.23 30.38 31.56 33.03 34.1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of federal securities laws. Forward-looking information in this document can be identified through the use of words such as "may," "will," "intend," "plan," "project," "expect," "anticipate," "should," "would," "believe," "estimate," "contemplate," "possible," and "point." Forward-looking statements and information are not historical facts, are premised on many factors, and represent only management's expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, which may include, but are not limited to, those listed below and the Risk Factors discussed in Item 1A on page 20 of the Company's 2008 Form 10-K. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company's projected growth, anticipated improvements in earnings, earnings per share and other financial performance measures, and management's long-term performance goals, as well as statements relating to the anticipated effects on financial results of condition from expected developments or events, the Company's business and growth strategies, including anticipated internal growth, plans to form additional de novo banks and to open new branch offices, and to pursue additional potential development or acquisitions of banks, wealth management entities or specialty finance businesses. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:

FORWARD-LOOKING STATEMENTS (cont.) Competitive pressures in the financial services business which may affect the pricing of the Company's loan and deposit products as well as its services (including wealth management services). Changes in the interest rate environment, which may influence, among other things, the growth of loans and deposits, the quality of the Company's loan portfolio, the pricing of loans and deposits and net interest income. The extent of defaults and losses on the Company's loan portfolio, which may require further increases in its allowance for credit losses. Distressed global credit and capital markets. The ability of the Company to obtain liquidity and income from the sale of premium finance receivables in the future and the unique collection and delinquency risks associated with such loans. Legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies. Failure to identify and complete acquisitions in the future or unexpected difficulties or unanticipated developments related to the integration of acquired entities with the Company. Significant litigation involving the Company. Changes in general economic conditions in the markets in which the Company operates. The ability of the Company to receive dividends from its subsidiaries.

FORWARD-LOOKING STATEMENTS (cont.) Unexpected difficulties or unanticipated developments related to the Company's strategy of de novo bank formations and openings. De novo banks typically require over 13 months of operations before becoming profitable, due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets. The loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank. The ability of the Company to attract and retain senior management experienced in the banking and financial services industries. The risk that the terms of the U.S. Treasury Department's Capital Purchase Program could change. The effect of continued margin pressure on the Company's financial results. Additional deterioration in asset quality. Additional charges related to asset impairments. The other risk factors set forth in the Company's filings with the Securities and Exchange Commission. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward-looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases.

Questions